EXHIBIT 32.2

THE CHEESECAKE FACTORY INCORPORATED

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Cheesecake Factory Incorporated (the “Company”) on Form 10-Q for the period ended June 29, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, W. Douglas Benn, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be furnished to the Securities and Exchange Commission or its staff upon request.

August 5, 2010

/s/ W. DOUGLAS BENN
W. Douglas Benn
Executive Vice President and Chief Financial Officer